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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: JANUARY 13, 1999

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   Maryland                      0-2525                      31-0724920
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(STATE OR OTHER           (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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ITEM  5.  OTHER EVENTS.

         On January 13, 1999, Huntington Bancshares Incorporated ("Huntington") issued a news release announcing its earnings for the fourth quarter and year ended December 31, 1998. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

         The information contained or incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature and extent of legislative and regulatory actions and reforms; and extended disruption of vital infrastructure.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         Exhibit 99 -- News release of Huntington Bancshares Incorporated, dated January 13, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HUNTINGTON BANCSHARES INCORPORATED


Date:    January 14, 1999          By: /s/ Gerald R. Williams
                                      -----------------------
                                       Gerald R. Williams,
                                       Executive Vice President
                                       and Chief Financial Officer

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                                  EXHIBIT INDEX

       Exhibit No.       Description                                     Page

          99 *           News release of Huntington Bancshares
                         Incorporated issued on January 13, 1999.


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*  Filed with this report.